Note 9 - Equity Method Investments - Summarized Financial Information on Equity Method Investments (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2019	Jun. 30, 2018	Dec. 31, 2018
Non-current assets	$ 541,337		$ 552,110
Current assets	48,354		40,230
Total assets	589,691		592,340
Current liabilities	125,735		$ 23,339
Voyage revenue	39,945	$ 76,113
Net income	$ 11,081	$ 12,865